Exhibit 10.2

FIFTH AMENDMENT TO CREDIT AGREEMENT
This FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of the 5th day of November, 2015 (this “Amendment”), is entered into among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), CRAWFORD & COMPANY (CANADA) INC., a corporation incorporated under the laws of Canada (the “Canadian Borrower”), CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD., a proprietary limited organized in Australia (ABN 11 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors under the hereinafter defined Credit Agreement, the Lenders under the hereinafter defined Credit Agreement party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).
RECITALS
A.    Reference is made to the Credit Agreement, dated as of December 8, 2011, between the Borrowers, the Lenders party thereto from time to time and the Administrative Agent (as amended by the First Amendment to Credit Agreement, dated as of July 20, 2012, the Second Amendment to Credit Agreement and First Amendment to Guaranty Agreement, dated as of May 24, 2013, the Third Amendment to Credit Agreement, Amendment to Pledge and Security Agreement and Limited Waiver, dated as of November 25, 2013, and the Fourth Amendment to Credit Agreement, Second Amendment to Pledge and Security Agreement, Second Amendment to Guaranty Agreement and Limited Consent, dated as of November 28, 2014, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the hereinafter defined Amended Credit Agreement.
B.    The Borrowers have requested and the Lenders party hereto and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS
1.1    The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by replacing the first sentence therein with the following:
““Consolidated EBITDA” means, for any Reference Period for any Person, the aggregate of (i) Consolidated Net Income for such period for such Person, plus (ii) without duplication and to the extent deducted in determining

Exhibit 10.2

Consolidated Net Income for such period, the sum of (A) interest expense, (B) income tax expense, (C) depreciation and amortization, (D) non-cash stock-based compensation expense, (E) all other non-cash charges (but excluding any non-cash charge that will result in a cash charge in a future Reference Period), (F) expenses actually paid in connection with (i) the consummation of this Agreement and (ii) the consummation of any Restricted Payment made in accordance with Section 8.6(a)(v), (G) charges or expenses related to corporate restructuring, discontinuance or diminishment of business lines and severance, (H) non-recurring fees and expenses (or any amortization thereof) related to Permitted Acquisitions, issuances of Indebtedness (including amendments and waivers in connection with any such issuance of Indebtedness), Equity Issuances or Asset Dispositions, in each case whether or not consummated, and (I) losses from Asset Dispositions, minus (iii) without duplication and to the extent included in determining Consolidated Net Income for such period, the sum of (A) gains from Asset Dispositions and (B) gains attributable to the write-up of assets; provided, however, that (x) the amounts included pursuant to clauses (ii)(F) and (ii)(H) above shall not exceed, in the aggregate, in any Reference Period ending on or before December 31, 2016, five percent (5%) of Consolidated EBITDA for such period, (y) the amounts included pursuant to clause (ii)(G) above shall not exceed (I) during 2015, $27,000,000 in the aggregate, (II) during 2016, $13,000,000 in the aggregate, (III) during 2015 and 2016 together, $38,000,000 in the aggregate, and (IV) in any Reference Period ending during 2015 or 2016, $27,000,000 in the aggregate, and (z) the amounts included pursuant to clauses (ii)(F), (ii)(G) and (ii)(H) above shall not exceed, in the aggregate, in any Reference Period ending after 2016, five percent (5%) of Consolidated EBITDA for such period.”
1.2    Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
““Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Consolidated Entities from time to time concerning or relating to money laundering, bribery or corruption, including the Foreign Corrupt Practices Act, the Corruption of Foreign Public Officials Act (Canada) and the U.K. Bribery Act, and any enabling legislation or executive order related thereto.”
““FCPA Matter” means those activities associated with certain of the Consolidated Entities’ operations that took place prior to the Fifth Amendment Effective Date in size and scope as discussed with the Lenders on October 13, 2015 and potentially implicating Anti-Corruption Laws. For the avoidance of doubt, the FCPA Matter shall not include any activities not of the scope discussed with the Lenders, regardless of whether such other activities are related thereto or subsequently identified in connection with any investigation related to the FCPA Matter.”

Exhibit 10.2

““Fifth Amendment Effective Date” means November 5, 2015.”
““Immaterial Foreign Subsidiary” means any Foreign Subsidiary (other than a Borrower) that, as of the last day of the most recent fiscal quarter of the Consolidated Entities for which Crawford has delivered the financial statements required by Section 6.1, had Consolidated EBITDA (determined on a consolidating basis for such Foreign Subsidiary and its Subsidiaries) less than zero.”
1.3    Section 5.23(b) of the Credit Agreement is hereby amended by deleting “the Foreign Corrupt Practices Act” therefrom and substituting therefor “any Anti-Corruption Laws”.
1.4    Section 5.23 of the Credit Agreement is hereby amended by inserting the following as Section 5.23(c):
“(c)    The Consolidated Entities have developed and implemented anti-corruption policies and procedures that include internal controls, management oversight, monitoring, audit and training designed to promote and achieve compliance by the Consolidated Entities and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws. Other than with respect to the FCPA Matter, the Consolidated Entities and, to their knowledge, their respective officers, employees, directors and agents, are in compliance with all Anti-Corruption Laws in all material respects and have not engaged in bribery (including the making of any facilitation payments) or taken any other direct or knowingly taken any indirect action that would result in a violation of Anti-Corruption Laws in any material respect, including making, offering, promising, authorizing or receiving any bribe or other payment, gift, entertainment, rebate or any other thing of value to or from (i) any government official or employee (including employees of state-owned or controlled entities or public international organizations), (ii) any political party or party official, or candidate for public office, (iii) any public international organization or (iv) or any commercial entity or individual, in each case, intended to induce such Person to act or fail to act in order to obtain or retain business or otherwise gain an improper business advantage, in each case, in violation of Anti-Corruption Laws in any material respect. The Consolidated Entities have taken or are taking such steps as are necessary or reasonably desirable in their determination to remediate any deficiencies in their internal policies and procedures relating to Anti-Corruption Laws that were identified during the course of their investigation of the FCPA Matter.”
1.5    Section 6.11 of the Credit Agreement is hereby amended in its entirety as follows:
“6.11    OFAC, PATRIOT Act Compliance, Anti-Corruption Laws. Each Borrower will, and will cause each of its Subsidiaries to, (i) refrain from doing business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States, the United Kingdom, Canada or Australia administered by OFAC or any other Governmental Authority,

Exhibit 10.2

(ii) provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the PATRIOT Act and (iii) comply with all Anti-Corruption Laws in all material respects.”
1.6    Section 7.1 of the Credit Agreement is hereby amended in its entirety as follows:
“7.1    Leverage Ratio. Crawford will not permit the Leverage Ratio as of the last day of the applicable fiscal quarter to be greater than the following:

Fiscal Quarters Ending	Maximum Leverage Ratio
Closing Date through September 30, 2016	3.75 to 1.00
December 31, 2016, through September 30, 2017	3.50 to 1.00
Thereafter	3.25 to 1.00
1.7    Section 7.2 of the Credit Agreement is hereby amended in its entirety as follows:
“7.2    Fixed Charge Coverage Ratio. Crawford will not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter to be less than 1.25:1.00.”
1.8    Section 8.4 of the Credit Agreement is hereby amended by (i) deleting “and” from the end of Section 8.4(vi), (ii) replacing the period at the end of Section 8.4(vii) with “; and” and (iii) inserting as Section 8.4(viii) the following:
“(viii)    the sale or other disposition of Capital Stock or assets of an Immaterial Foreign Subsidiary; provided that (x) the book value of such Capital Stock and assets shall not exceed, in the aggregate, $15,000,000, and (y) no Default or Event of Default shall have occurred and be continuing or would immediately result therefrom.”
1.9    Section 8.4 of the Credit Agreement is hereby amended by deleting “or agree to make” in the first sentence thereof.
1.10    Sections 8.1, 8.3, and 8.12 of the Credit Agreement are hereby amended by deleting the words “, or agree to do any of the foregoing” in the first sentence of each such section.
1.11    Article VIII of the Credit Agreement is hereby amended by inserting as Section 8.16 the following:
“8.16    Use of Proceeds. Each Borrower will not, and will not permit or cause any of its Subsidiaries to, directly or, to their knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds, in violation of any Anti-Corruption Laws.”

Exhibit 10.2

ARTICLE II
CONDITIONS OF EFFECTIVENESS
2.1    This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
(a)The Administrative Agent shall have received an executed counterpart hereof from each of the Credit Parties and the Lenders party hereto (which Lenders shall constitute the Required Lenders).
(b)The Administrative Agent shall have received a certificate, signed by the president, chief executive officer or chief financial officer of Crawford, dated the Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, certifying that (i) all representations and warranties of the Credit Parties contained in this Amendment, the Credit Agreement and the other Credit Documents qualified as to materiality shall be true and correct and those not so qualified shall be true and correct in all material respects, in each case as of the Effective Date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); (ii) no Default or Event of Default has occurred and is continuing; (iii) no Material Adverse Effect has occurred since December 31, 2014, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Effect; and (iv) all conditions to the effectiveness of this Amendment set forth in this Section 2.1 have been satisfied or waived as required hereunder.
(c)Crawford shall have paid all fees set forth in the letter agreement executed by the Administrative Agent or any Affiliate thereof and Crawford in connection with this Amendment and all reasonable expenses of the Administrative Agent and its Affiliates required under Section 11.1 of the Credit Agreement invoiced on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Amendment, the other Credit Documents and the transactions contemplated hereby.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Credit Party represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents qualified as to materiality is true and correct and each not so qualified is true and correct in all material respects on and as of the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); (ii) this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against its in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); and (iii) no Default or Event of Default shall have

Exhibit 10.2

occurred and be continuing on the date hereof, both immediately before and immediately after giving effect to this Amendment.

ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION
Each Credit Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect (other than as expressly amended hereby), and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. Without limiting the foregoing, each Credit Party consents to the amendment of the Credit Agreement effected by Article I and confirms for the benefit of the Lenders and the Administrative Agent that (i) if applicable, its obligations (A) as a Subsidiary Guarantor under the applicable Guaranty and (B) under the Security Documents to which it is a party are not discharged or (except as set out in clause (ii) below) otherwise affected by those amendments or the other provisions of this Amendment and shall accordingly continue in full force and effect; and (ii) the Guaranty Obligations and Secured Liabilities (howsoever defined in each relevant Security Document) shall after the Effective Date extend to the obligations of each Credit Party (as applicable) under the Credit Agreement as amended hereby and under any other Credit Documents. This acknowledgement and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE V
MISCELLANEOUS
5.1    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
5.2    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents, including the Security Documents and the Guaranty, shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and each Credit Party ratifies and reaffirms the grant of security interests and liens granted and ratifies and reaffirms the guarantee of obligations (including in relation to the Credit Agreement as amended hereby) by such Credit Party in favor of the Administrative Agent for the benefit of the Lenders. As used in the Credit Agreement or any other Credit Document, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement or such other Credit Document after giving effect to this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents

Exhibit 10.2

herein or in any other Credit Documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement, the Credit Agreement or any other Credit Document except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
5.3    Expenses. Crawford agrees on demand to (i) pay the reasonable fees and expenses of counsel for the Administrative Agent and (ii) reimburse the Administrative Agent for all reasonable documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment.
5.4    Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
5.5    Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
5.6    Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
5.7    Counterparts; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
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Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.
CRAWFORD & COMPANY
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    SVP & Treasurer
CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED
By:    /s/ Ian Muress
Name:    Ian Muress
Title:    Director
CRAWFORD & COMPANY (CANADA) INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    Treasurer
EXECUTED by CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD. in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:
By:    /s/ Andrew John Bart
Name:    Andrew John Bart
Title:    Director
By:    /s/ Ian Muress
Name:    Ian Muress
Title:    Director

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

CRAWFORD & COMPANY INTERNATIONAL, INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    VP & Treasurer
CRAWFORD & COMPANY EMEA / A-P HOLDINGS LIMITED
By:    /s/ Ian Muress
Name:    Ian Muress
Title:    Director
CRAWFORD & COMPANY ADJUSTERS LIMITED
By:    /s/ Ian Muress
Name:    Ian Muress
Title:    Director
GARDEN CITY GROUP, LLC
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    Treasurer
CRAWFORD LEASING SERVICES, INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    SVP & Treasurer

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

RISK SCIENCES GROUP, INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    SVP & Treasurer
BROADSPIRE SERVICES, INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    Treasurer
BROADSPIRE INSURANCE SERVICES, INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    SVP & Treasurer
SETTLEMENT SERVICES, INC.
By:    /s/ Joseph R. Caporaso
Name:    Joseph R. Caporaso
Title:    Treasurer

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, UK Security Trustee, Australian Security Trustee, an Issuing Bank and a Lender
By:    /s/ Lex Mayers
Name:    Lex Mayers
Title:    SVP

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

BANK OF AMERICA, N.A., as Syndication Agent and a Lender
By:    /s/ Ryan Maples
Name:    Ryan Maples
Title:    Vice President

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

CITIZENS BANK, N.A., as Documentation Agent and a Lender
By:    /s/ Michael Makaitis
Name:    Michael Makaitis
Title:    Vice President

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender
By:    /s/ Dan Komitor
Name:    Dan Komitor
Title:    Senior Relationship Manager

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

FIFTH THIRD BANK, operating through its Canadian Branch
By:    /s/ Ramin Ganjavi
Name:    Ramin Ganjavi
Title:    Director

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

HSBC BANK USA, NA, as an Issuing Bank and a Lender
By:    /s/ Devin Moore
Name:    Devin Moore
Title:    Vice President

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

THE NORTHERN TRUST COMPANY, as a Lender
By:    /s/ Kimberly A. Crotty
Name:    Kimberly A. Crotty
Title:    VP

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

ROYAL BANK OF CANADA, as a Lender
By:    /s/ Thomas Paton
Name:    Thomas Paton
Title:    Authorized Signatory

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2

SUNTRUST BANK, as a Lender
By:    /s/ Paula Mueller
Name:    Paula Mueller
Title:    Director

SIGNATURE PAGE TO
FIFTH AMENDMENT TO CREDIT AGREEMENT